Amendment No. 2 to

10% Convertible Note

This Amendment No. 2 to 10% Convertible Note effective March 10, 2022 between Cell Source, Inc. (the "Company") and George Verstraete (the "Lender") is effective as of the 10th day of September 2023.

WHEREAS, the Company has previously issued to the Lender a 10% Convertible Note in the principal amount of up to $6,000,000 dated and effective as of March 10, 2022 as amended by Amendment No. 1 thereto effective as of March 10, 2023 (as so amended, the "Note");

WHEREAS, the Lender has assigned the Note to Darlene Soave Revocable Trust (the "Holder");

WHEREAS, the Company and the Holder wish to extend the Maturity Date of the Note;

NOW THEREFORE, the Company and the Holder hereby agree as follows:

1. **Extension of Maturity Date**. The Maturity Date of the Note is hereby extended until March 10, 2024.

2. **Update of Schedule A**. Schedule A to the Note has been updated as per Schedule A attached hereto.

3. **Capitalized Terms.** Capitalized terms used herein and not otherwise defined shall have the meanings ascribed in the Note.

4. **Counterparts**. This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of this shall be deemed to constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 on November 8, 2023 effective as of September 10, 2023.

COMPANY

Cell Source, Inc.

By: Itamar Shimrat
Name: Itamar Shimrat
Title: President and Chief Executive Officer

HOLDER

Darlene Soave Revocable Trust

By: Darlene Soave
Name: Darlene Soave
Title: Trustee

Schedule A

Schedule of Loans and Payments

Date	Amount of Loan	Amount of Principal Paid	Balance Remaining Unpaid	Notation Made By
03-10-2022	$1,000,000	-0-	$1,000,000	
09-13-2022	$1,000,000	-0-	$2,000,000	
11-03-2022	$500,000	-0-	$2,500,000	
02-28-2023	$413,018*	-0-	$2,913,018	
04-14-2023	$250,000	-0-	$3,163,018	
05-17-2023	$100,000	-0-	$3,263,018	
07-27-2023	$150,000	-0-	$3,413,018	
08-16-2023	$72,018	-0-	$3,485,036	
09-05-2023	$105,000	-0-	$3,590,036	

*Represents amounts paid by Lender to third parties in June 2023 and retroactively characterized as advances under the Note on February 28, 2023.